SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 14, 1998
                                 --------------
                (Date of Report--Date of Earliest Event Reported)



                               D. R. Horton, Inc.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)




          Delaware                      1-14112                  75-2386963
          --------                      -------                  ----------
(State or Other Jurisdiction)         (Commission               (IRS Emplyer
      of Incorporation)               File Number)           Identification No.)





           1901 Ascension Boulevard, Suite 100, Arlington, Texas 76006
           -----------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (817) 856-8200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

On April 14, 1998, D. R. Horton, Inc. (the "Registrant") announced that the exchange ratio for the merger of Continental Homes Holding Corporation ("Continental") into Registrant had been established. The ratio, which assumes the merger will occur on April 20, 1998, is 2.25 shares of Registrant's Common Stock, par value $.01 per share, for each share of Continental Common Stock, par value $.01 per share. Registrant's and Continental's respective stockholder meetings will be held on Monday, April 20, 1998. If approved, the merger is expected to occur on the same day.

The  announcement was made by means of a news release attached hereto as Exhibit
99.1 and incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.

(c)               Exhibits.

99.1              News release dated April 14, 1998.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 1998


                                                  D. R. Horton, Inc.


                                              By: /s/ Charles N. Warren
                                                  ------------------------------
                                                  Charles N. Warren
                                                  Senior Vice President